UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2015

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LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Under our Management Incentive Plan, the potential bonus for each of our named executive officers for the 2015 performance period depends on our earnings per share (subject to adjustment for items specified in the award memorandum) for the year ending December 31, 2015. On March 2, 2015, the Board of Directors approved the Compensation Committee's recommendation to establish the threshold, target and maximum earnings per share target range for the 2015 performance period at $1.36, $1.43, and $1.50, respectively.

The threshold, target and maximum potential payout percentages of the weighted average 2015 base salary of our named executive officers are set forth below. Bonus percentages between the threshold, target and maximum would be based upon achievement of earnings per share amounts interpolated between the threshold, target and maximum range.

	Threshold	Target	Maximum
Robert L. Wagman	50	100	150
John S. Quinn	50	100	110
Walter P. Hanley	35	50	110
Victor M. Casini	35	50	110
Steven Greenspan	35	50	110

Under our Long Term Incentive Plan, the potential award for each of our named executive officers for the performance period from January 1, 2015 to December 31, 2017 is equal to the executive officer’s base salary at December 31, 2017 multiplied by a certain percentage.  The percentage used to calculate the award will depend on the growth of our earnings per share, revenue and return on equity (subject to adjustment for items specified in the award memorandum) from the base year (2014) to the final year of the performance period (2017).  On March 2, 2015, the Board of Directors approved the Compensation Committee’s recommendation to establish the target growth rates for these three components at 30% to 60% for earnings per share, 25% to 37% for revenue, and 125 basis points to 185 basis points for return on equity.  The three components of the performance targets were weighted as follows: 45% for earnings per share growth; 45% for revenue growth; and 10% for return on equity growth.

The threshold, target and maximum potential payout percentages of the base salary at December 31, 2017 of each of our named executive officers are set forth below. Award percentages between the threshold, target and maximum would be based upon achievement of earnings per share, revenue and return on equity growth interpolated between the growth rate ranges.

	Threshold	Target	Maximum
Robert L. Wagman	39	78	156
John S. Quinn	36	71	142
Walter P. Hanley	36	71	142
Victor M. Casini	36	71	142
Steven Greenspan	29	57	114

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 6, 2015

LKQ CORPORATION

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel